                                                                    EXHIBIT 99.9

INDEPENDENT AUDITORS' REPORT

The Board of Directors
Capstar Hotel Company:

    We have audited the accompanying combined balance sheet of the Highgate Portfolio (the "Hotels") as of December 31, 1996 and the related combined statements of operations, owners' deficit and cash flows for the year then ended. These combined financial statements are the responsibility of the Hotels' management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of the Highgate Portfolio as of December 31, 1996 and the results of their combined operations and their combined cash flows for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Washington, D.C.
February 7, 1997

HIGHGATE PORTFOLIO
COMBINED BALANCE SHEET
DECEMBER 31, 1996

                                                                                                         1996
                                                                                                    --------------
ASSETS

Cash and cash equivalents.........................................................................  $    3,093,582
Escrow accounts...................................................................................         265,695
Accounts receivable...............................................................................       1,911,939
Inventory and other assets........................................................................         547,449
                                                                                                    --------------
Total current assets..............................................................................       5,818,665
                                                                                                    --------------

Property and equipment:
  Land............................................................................................       4,852,052
  Building........................................................................................      32,550,978
  Furniture, fixtures and equipment...............................................................      16,817,888
                                                                                                    --------------
                                                                                                        54,220,918
  Less--accumulated depreciation..................................................................     (16,638,646)
                                                                                                    --------------
Total property and equipment, net.................................................................      37,582,272
Deferred assets, net of accumulated amortization of $983,486......................................       1,042,224
Advances to related parties.......................................................................       7,297,283
                                                                                                    --------------
Total assets......................................................................................  $   51,740,444
                                                                                                    --------------
                                                                                                    --------------

LIABILITIES AND OWNERS' DEFICIT

Accounts payable and accrued expenses.............................................................  $    5,231,355
Capital lease obligations, current portion........................................................         202,980
Notes payable, current portion....................................................................       1,122,000
                                                                                                    --------------
Total current liabilities.........................................................................       6,556,335
                                                                                                    --------------

Capital lease obligations, long-term..............................................................         226,977
Advances from related parties.....................................................................      11,902,144
Notes payable, long-term..........................................................................      45,074,801
                                                                                                    --------------
Total liabilities.................................................................................      63,760,257
Owners' deficit...................................................................................     (12,019,813)
                                                                                                    --------------
Total liabilities and owners' deficit.............................................................  $   51,740,444
                                                                                                    --------------
                                                                                                    --------------

See accompanying notes to combined financial statements.

HIGHGATE PORTFOLIO
COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                                         1996
                                                                                                     -------------
Revenue:
  Rooms............................................................................................  $  22,285,306
  Food and beverage................................................................................      8,194,218
  Other operating departments......................................................................      3,940,775
                                                                                                     -------------
                                                                                                        34,420,299
                                                                                                     -------------
Operating expenses:
  Rooms............................................................................................      5,498,855
  Food and beverage................................................................................      6,672,434
  Other operating departments......................................................................      2,189,072
Undistributed operating expenses:
  Administrative and general.......................................................................      2,678,993
  Sales and marketing..............................................................................      2,857,750
  Management fees..................................................................................      1,157,682
  Property operating costs.........................................................................      2,870,437
  Property taxes, insurance and other..............................................................      1,973,571
  Depreciation and amortization....................................................................      2,719,401
  Interest expense.................................................................................      5,951,317
  Foreign currency exchange adjustment.............................................................          1,297
                                                                                                     -------------
                                                                                                        34,570,809
                                                                                                     -------------
  Net loss before income taxes.....................................................................       (150,510)
  Income tax expense...............................................................................        215,700
                                                                                                     -------------
  Net loss.........................................................................................  $    (366,210)
                                                                                                     -------------
                                                                                                     -------------

See accompanying notes to combined financial statements.

HIGHGATE PORTFOLIO
COMBINED STATEMENT OF OWNERS' DEFICIT
FOR THE YEAR ENDED DECEMBER 31, 1996

Balance, December 31, 1995.....................................................  $(11,660,873)
Foreign currency translation adjustment........................................        7,270
Net loss.......................................................................     (366,210)
                                                                                 -----------
Balance, December 31, 1996.....................................................  $(12,019,813)
                                                                                 -----------
                                                                                 -----------

See accompanying notes to combined financial statements.

HIGHGATE PORTFOLIO
COMBINED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                                         1996
                                                                                                     -------------
Cash flows from operating activities:
  Net loss.........................................................................................  $    (366,210)
  Adjustments to reconcile net loss to net cash provided by operating activities:
    Depreciation and amortization..................................................................      2,719,401
    Foreign currency translation adjustment........................................................         (7,270)
    Increase in escrow accounts....................................................................        (78,953)
    Increase in accounts receivable................................................................       (338,313)
    Decrease in inventory and other assets.........................................................         79,815
    Increase in accounts payable and accrued expenses..............................................      1,444,744
                                                                                                     -------------
Net cash provided by operating activities..........................................................      3,453,214
                                                                                                     -------------
Cash flows from investing activities:
  Deferred asset additions.........................................................................        (50,000)
  Purchases of building improvements...............................................................       (998,350)
  Net repayments of advances to related parties....................................................      1,193,230
  Purchases of furniture and equipment.............................................................     (1,408,204)
                                                                                                     -------------
Net cash used by investing activities..............................................................     (1,263,324)
                                                                                                     -------------
Cash flows from financing activities:
  Repayments of notes payable......................................................................       (409,360)
  Advances from related parties....................................................................         15,352
  Repayments of capital lease obligations..........................................................       (137,729)
                                                                                                     -------------
Net cash used by financing activities..............................................................       (531,737)
                                                                                                     -------------
Net increase in cash and cash equivalents..........................................................      1,658,153
Cash and cash equivalents at beginning of period...................................................      1,435,429
                                                                                                     -------------
Cash and cash equivalents at end of period.........................................................  $   3,093,582
                                                                                                     -------------
                                                                                                     -------------
Supplemental disclosure of cash flow information:
Interest paid......................................................................................  $   5,011,517
Additions to capital lease obligations.............................................................        377,081
                                                                                                     -------------
                                                                                                     -------------

See accompanying notes to combined financial statements.

HIGHGATE PORTFOLIO
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 1996

(1) ORGANIZATION

    The Highgate Portfolio (the "Hotels") consists of six hotels which are owned by partnerships or corporations affiliated with Highgate Hotels, Inc. ("Highgate Hotels"). Two of the Hotels are located in Dallas (Radisson and Holiday Inn Select), one hotel is located in Indianapolis (Doubletree), one hotel is located in Calgary (Holiday Inn), and two hotels are located in Vancouver (Ramada and Sheraton).

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    The accounts of the Hotels are included in the financial records of the respective partnership or corporation that owns each hotel. The accompanying combined financial statements include the accounts of the Hotels only, as if they were a separate legal entity, and have been prepared using the accrual basis of accounting.

    CASH AND CASH EQUIVALENTS

    The Hotels consider all highly liquid instruments with an original maturity date of three months or less to be cash equivalents.

    ESCROW ACCOUNTS

    Escrow Accounts represent amounts paid into a property tax escrow account.

    INVENTORIES

    Inventories, consisting primarily of china, tableware, linens, and food and beverage items are stated at cost, using the first-in, first-out ("FIFO") method of inventory valuation.

    PROPERTY AND EQUIPMENT

    Property and equipment are stated at cost. Depreciation is computed on the buildings and building improvements using the straight-line method over their useful lives of 15 to 40 years. Furniture, fixtures and equipment are depreciated using the straight-line method over five years.

    BAD DEBT EXPENSE

    Bad debt expense is accounted for using the allowance method. Management reviews the aging of accounts receivable and other current information on debts to establish an allowance for doubtful accounts. Write offs occur when management deems a receivable uncollectible.

    DEFERRED EXPENSES

    Deferred expenses consist, primarily, of deferred financing costs which are amortized on a basis which approximates the interest method, over the term of the respective loan.

    REVENUE

    Revenue is earned primarily through the operations of the Hotels and is recognized when earned.

    INCOME TAXES

    Four of the Hotels are owned by partnerships, and therefore, any income taxes are reported by the individual partners. The two remaining hotels are owned by entities incorporated in Canada (the Canadian Corporations). For the purposes of these financial statements, the Hotels have calculated the tax provision for the Canadian Corporations using an effective tax rate of 44%. The Canadian Corporations' deferred tax assets and liabilities are insignificant to these financial statements and are therefore not presented.

    TRANSLATION OF FOREIGN CURRENCIES

    Assets and liabilities of three hotels, located in Canada, are translated at the rate of exchange at the balance sheet date; revenue and expenses are translated at the average rates of exchange prevailing during the year. The related translation adjustments to assets and liabilities are recorded in the Combined Statement of Owners' Deficit. Foreign currency translation gains and losses are recorded in the Combined Statements of Operations.

    USE OF ESTIMATES

    Management has made a number of estimates and assumptions to prepare these combined financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(3) RELATED-PARTY TRANSACTIONS

    Five of the Hotels are managed by Hospitality Group, Inc. a related party of Highgate Hotels. The property management agreements provide for management fees of 3% of Gross Revenues, as defined in the management agreement. In addition, the management agreements provide for an incentive fee of 2% of Gross Revenues, as defined in the management agreement, provided that certain net operating income thresholds are met. The five hotels incurred management fees of $1,047,730 in 1996.

    The Hotels have made advances to various related parties. The total amounts outstanding on the advances to related parties were $7,297,283 at December 31, 1996. The advances are unsecured, bear no interest and have no terms of repayment.

    The Hotels have received advances from various related parties. The total amounts outstanding on the advances from related parties were $11,902,144 at December 31, 1996. The advances are unsecured, bear no interest and have no terms of repayment. Management does not expect to be required to repay advances during 1997.

(4) NOTES PAYABLE

    Notes Payable consisted of the following on December 31, 1996:

RADISSON--DALLAS

Note payable to the Equitable Life Assurance of the United States (Equitable),
  collateralized by a deed of trust on the Hotel. Interest payable monthly at
  10% with the balance due November 30, 2000...................................  $7,407,205

Note payable to Equitable, with no interest due, collateralized by a deed of
  trust on the hotel. Balance due November 30, 2000............................   1,140,020

HOLIDAY INN SELECT--DALLAS

Note payable to Allied Capital Commercial Corporation and Business Mortgage
  Investors, Inc., collateralized by a deed of trust on substantially all assets of the current owner. Principal payments of $25,000 are due monthly with interest at prime plus 5.25% (13.5% at December 31, 1996). Balance is
  due September 30, 1999.......................................................   7,500,000

Note payable to BancOne Capital Partners III Limited Partnership, collateralized by a pledge and assignment of partnership interests and a stock pledge in affiliates of Highgate Hotels. Interest is payable monthly at
  13%, with Participation Payments, as defined, due 30 days after the end of
  each calendar year. Balance is due September 30, 1999........................   2,500,000

HOLIDAY INN--CALGARY

Note Payable to Hongkong Bank of Canada with interest payable monthly at
  5.36%........................................................................   3,064,575

DOUBLETREE--INDIANAPOLIS

Note payable to Lincoln National Life Insurance, collateralized by a deed of trust on the hotel. Principal payments of $39,935 are due monthly with
  interest at 10.50%. Balance is due on January 1, 2005........................   3,874,866

Note payable to BancOne Capital Partners III Limited Partnership, collateralized by a pledge and assignment of partnership interests and a stock pledge in affiliates of Highgate Hotels. Interest is payable monthly at
  12%. The balance is due November 30, 2004....................................   2,430,000

SHERATON HOTEL--VANCOUVER (SURREY)

Note payable to Lehman Brothers Holdings, Inc., collateralized by a deed of trust on the hotel. Interest is payable monthly at LIBOR plus 13%. The balance is due September 1, 2000.............................................  11,500,000

RAMADA HOTEL--VANCOUVER

Note payable to Canadian Imperial Bank of Commerce (CIBC), secured by a first fixed charge against the hotel. Interest is payable monthly at the CIBC prime rate plus 1.5%. Principal is due monthly, in accordance with the note, with
  the balance due February 28, 2000............................................   6,780,135
                                                                                 ----------

    Total......................................................................  $46,196,801
                                                                                 ----------
                                                                                 ----------

    Aggregate maturities of the above notes payable are as follows:

For the year ended
- ---------------------------------------------------------------
1997...........................................................  $1,122,000
1998...........................................................   1,144,047
1999...........................................................  10,267,515
2000...........................................................  26,210,678
2001...........................................................     479,220
Thereafter.....................................................   6,973,341
                                                                 ----------
    Total......................................................  $46,196,801
                                                                 ----------
                                                                 ----------

(5) CAPITAL LEASE OBLIGATIONS

    The Hotels lease certain equipment under various capital leases. The leases require monthly payments totaling $16,915 including interest ranging between 10.5% to 15.5% per annum, with the final lease maturing in February 2000. Furniture and equipment includes approximately $430,000 for leases that have been capitalized.

(6) MANAGEMENT AGREEMENT

    Property management for the Doubletree Hotel is provided by Double Tree Partners. The management agreement provides for payment of a management fee of 3% of Total Sales, as defined in the management agreement. In addition, the management agreement provides for an incentive management fee equal to 15% of the amount, if any, by which the Net Operating Income, as defined in the management agreement, for any fiscal year exceeds $420,000. Total management fees under this agreement were $109,952 for 1996. See note 3 for management agreements related to the other five hotels.